Exhibit 99.1

PRESS RELEASE: MAY 15, 2012


POWER REIT ACHIEVES ANOTHER MILESTONE IN EXECUTING
ITS INFRASTRUCTURE REIT BUSINESS PLAN

WEST BABYLON, NY. Power REIT (AMEX: PW), an infrastructure focused real-estate investment trust, today reported that on May 11, 2012 the Securities and Exchange Commission (SEC) declared effective Power REIT's $100 million shelf registration statement on Form S-3.

Power REIT's Chairman and Chief Executive Officer said, "This represents another milestone for Power REIT and its shareholders. Management has been working over the past 12 months to position the company and set the foundation for growth through acquisitions of infrastructure real-estate. We are considering a number of infrastructure investment opportunities to grow our business. This shelf offering provides us with added flexibility in seeking to efficiently access capital when needed to support our investment strategy, which is intended to increase shareholder value and dividends per share."

The company's infrastructure-focused business plan builds upon its historical ownership of the Pittsburgh & West Virginia Railroad, which is now a wholly owned subsidiary of Power REIT. The company's business and growth plan was previously described in the investor presentation that was released on May 7, 2012 and which is available on our website under "Investor Relations" at www.pwreit.com.

Under the Form S-3, the Company may from time to time issue any combination of common equity or common equity linked securities (warrants, options or units) in any amounts up to an aggregate of $100 million. The net proceeds of offerings are intended to be used to fund new acquisitions consistent with Power REIT's business plan. The Company does not have any immediate plans to issue securities pursuant to the Form S-3. The terms of any offering of securities made pursuant to the shelf registration statement will be determined at the time of the offering and disclosed in a prospectus supplement filed with the SEC and distributed to prospectus investors.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such state. Any offer of securities pursuant to the shelf registration statement shall be made solely by means of the prospectus that forms a part of the shelf registration statement and the prospectus supplement relating to the offer.

Copies of Power REIT's public filings may be obtained at no charge at the SEC's website at www.sec.gov, from the Power REIT website at www.pwreit.com or by contacting Power REIT, 55 Edison Avenue, West Babylon, NY 11704 Attn: Investor Relations, (212) 750-0373 or ir@pwreit.com.

Forward Looking Statements

This press release may contain include forward-looking statements within the meaning of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "would," "should," "project," "plan," "assume" or other similar expressions, or negatives of those expressions, although not all forward-looking statements contain these identifying words. All statements contained in this press release regarding Power REIT's future strategy, future operations, projected financial position, estimated future revenues, projected costs, future prospects, the future of the Power REIT's industries and results that might be obtained by pursuing management's current or future plans and objectives are forward-looking statements. Over time, Power REIT's actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by the Power REIT's forward-looking statements, and such difference might be significant and materially adverse to Power REIT's security holders.

All forward-looking statements reflect the Power REIT's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, Power REIT disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Power REIT's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in Power REIT's shelf registration statement filed with the SEC on Form S-3/A on May 11, 2012, and other risks described in documents subsequently filed by Power REIT from time to time with the SEC.